EXHIBIT 99.1

VEECO REPORTS THIRD QUARTER 2019 FINANCIAL RESULTS

Third Quarter 2019 Highlights:

•	Revenues of $109.0 million, compared with $126.8 million in the same period last year
•	GAAP net loss of $11.8 million, or $0.25 loss per diluted share
•	Non-GAAP net income of $2.6 million, or $0.05 per diluted share

Plainview, N.Y., November 4, 2019 -- Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its third quarter ended September 30, 2019. Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

GAAP Results	Q3 ’19	Q3 ’18
Revenue	$109.0	$126.8
Net income (loss)	$(11.8)	$(9.0)
Diluted earnings (loss) per share	$(0.25)	$(0.19)

Non-GAAP Results	Q3 ’19	Q3 ’18
Net income (loss)	$2.6	$5.3
Operating income (loss)	$4.0	$8.0
Diluted earnings (loss) per share	$0.05	$0.11

“Veeco executed well in Q3 with revenue and EPS above the midpoint of our guided range.  Our gross margin exceeded our guidance and the company returned to profitability on a non-GAAP basis,” commented William J. Miller, Ph.D., Chief Executive Officer. “We continue to experience demand for our EUV mask blank products and have shipped our second production system. This shipment, combined with revenue from multiple LSA systems, drove strong Front End Semiconductor sales. Additionally, shipments to our data storage customers remained solid as they continued to invest in technology and capacity.”

Guidance and Outlook

The following guidance is provided for Veeco’s fourth quarter 2019:

•	Revenue is expected in the range of $100 million to $120 million
•	GAAP loss per share is expected in the range of ($0.32) to ($0.10)
•	Non-GAAP earnings (loss) per share are expected in the range of $(0.03) to $0.18

Please refer to the tables at the end of this press release for further details.

Conference Call Information

A conference call reviewing these results has been scheduled for today, November 4, 2019 starting at 5:00pm ET. To join the call, dial 1-888-394-8218 (toll free) or 1-646-828-8193 and use passcode 9227350. Participants may also access a live webcast of the call by visiting the investor relations section of Veeco's website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website beginning at 8:00pm ET this evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco (NASDAQ: VECO) is an innovative manufacturer of semiconductor process equipment. Our proven ion beam, laser annealing, lithography, MOCVD, and single wafer etch & clean technologies play an integral role in the fabrication and packaging of advanced semiconductor devices. With equipment designed to optimize performance, yield and cost of ownership, Veeco holds leading technology positions in the markets we serve. To learn more about Veeco’s systems and service offerings, visit www.veeco.com.

Forward-looking Statements

To the extent that this news release discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risks discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2018 and in our subsequent quarterly reports on Form 10-Q, current reports on Form 8-K and press releases. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

-financial tables attached-

Veeco Contacts:

Investors: Media:

Anthony Bencivenga (516) 252-1438Kevin Long (516)  714-3978

abencivenga@veeco.comklong@veeco.com

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2019	2018	2019	2018
Net sales	$108,954	$126,757	$306,147	$443,110
Cost of sales	66,731	80,372	192,924	284,651
Gross profit	42,223	46,385	113,223	158,459
Operating expenses, net:
Research and development	22,639	23,544	68,901	72,793
Selling, general, and administrative	20,962	20,186	60,620	70,842
Amortization of intangible assets	4,312	4,183	12,773	28,102
Restructuring	1,828	2,057	3,874	7,669
Acquisition costs	—	249	—	2,906
Asset impairment	—	—	—	252,343
Other, net	(153)	39	(232)	325
Total operating expenses, net	49,588	50,258	145,936	434,980
Operating income (loss)	(7,365)	(3,873)	(32,713)	(276,521)
Interest expense, net	(4,330)	(4,779)	(12,742)	(13,847)
Income (loss) before income taxes	(11,695)	(8,652)	(45,455)	(290,368)
Income tax expense (benefit)	72	301	407	(27,954)
Net income (loss)	$(11,767)	$(8,953)	$(45,862)	$(262,414)

Income (loss) per common share:
Basic	$(0.25)	$(0.19)	$(0.97)	$(5.55)
Diluted	$(0.25)	$(0.19)	$(0.97)	$(5.55)

Weighted average number of shares:
Basic	47,489	46,982	47,361	47,283
Diluted	47,489	46,982	47,361	47,283

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

(in thousands)

	September 30,	December 31,
	2019	2018
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$135,259	$212,273
Restricted cash	687	809
Short-term investments	95,672	48,189
Accounts receivable, net	72,731	66,808
Contract assets	20,782	10,397
Inventories	135,190	156,311
Deferred cost of sales	2,198	3,072
Prepaid expenses and other current assets	23,762	22,221
Total current assets	486,281	520,080
Property, plant and equipment, net	77,801	80,284
Operating lease right-of-use assets	10,472	—
Intangible assets, net	72,376	85,149
Goodwill	184,302	184,302
Deferred income taxes	1,872	1,869
Other assets	29,172	29,132
Total assets	$862,276	$900,816

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$34,702	$39,611
Accrued expenses and other current liabilities	40,641	46,450
Customer deposits and deferred revenue	66,031	72,736
Income taxes payable	663	1,256
Total current liabilities	142,037	160,053
Deferred income taxes	5,713	5,690
Long-term debt	296,810	287,392
Operating lease long-term liabilities	6,066	—
Other liabilities	9,180	9,906
Total liabilities	459,806	463,041

Total stockholders’ equity	402,470	437,775

Total liabilities and stockholders’ equity	$862,276	$900,816

Veeco Instruments Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments
		Share-Based
Three months ended September 30, 2019	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$108,954					$108,954
Gross profit	42,223	383		1,316		43,922
Gross margin	38.8%					40.3%
Operating expenses	49,588	(3,400)	(4,312)	(1,920)		39,956
Operating income (loss)	(7,365)	3,783	4,312	3,236	^	3,966
Net income (loss)	(11,767)	3,783	4,312	6,302	^	2,630

Income (loss) per common share:
Basic	$(0.25)					$0.06
Diluted	(0.25)					0.05
Weighted average number of shares:
Basic	47,489					47,495
Diluted	47,489					47,898

^- See table below for additional details.

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)
(unaudited)

Three months ended September 30, 2019
Restructuring	1,828
Release of inventory fair value step-up associated with the Ultratech purchase accounting	1,270
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	138
Subtotal	3,236
Non-cash interest expense	3,199
Non-GAAP tax adjustment *	(133)
Total Other	6,302

*- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments
		Share-based
Three months ended September 30, 2018	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$126,757					$126,757
Gross profit	46,385	513		1,489		48,387
Gross margin	36.6%					38.2%
Operating expenses	50,258	(2,766)	(4,183)	(2,892)		40,417
Operating income (loss)	(3,873)	3,279	4,183	4,381	^	7,970
Net income (loss)	(8,953)	3,279	4,183	6,813	^	5,322

Income (loss) per common share:
Basic	$(0.19)					$0.11
Diluted	(0.19)					0.11
Weighted average number of shares:
Basic	46,982					46,984
Diluted	46,982					47,000

^- See table below for additional details.

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)
(unaudited)

Three months ended September 30, 2018
Restructuring	1,890
Acquisition related	249
Release of inventory fair value step-up associated with the Ultratech purchase accounting	1,411
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	236
Accelerated depreciation	595
Subtotal	4,381
Non-cash interest expense	2,968
Non-GAAP tax adjustment *	(536)
Total Other	6,813

*- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (loss)

(in thousands)
(unaudited)

	Three months ended	Three months ended
	September 30, 2019	September 30, 2018
GAAP Net income (loss)	$(11,767)	$(8,953)
Share-based compensation	3,783	3,279
Amortization	4,312	4,183
Restructuring	1,828	1,890
Acquisition related	—	249
Release of inventory fair value step-up associated with the Ultratech purchase accounting	1,270	1,411
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	138	236
Accelerated depreciation	—	595
Interest (income) expense, net	4,330	4,779
Income tax expense (benefit)	72	301
Non-GAAP Operating income (loss)	$3,966	$7,970

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ending				Share-based
December 31, 2019	GAAP			Compensation	Amortization	Other	Non-GAAP
Net sales	$100	-	$120				$100	-	$120
Gross profit	38	-	48	1	—	—	39	-	49
Gross margin	39%	-	41%				39%	-	41%
Operating expenses		~$48		3	4	2		~$39
Operating income (loss)	(10)	-	—	4	4	2	—	-	10
Net income (loss)	$(15)	-	$(5)	4	4	5	$(2)	-	$8

Income (loss) per diluted common share	$(0.32)	-	$(0.10)				$(0.03)	-	$0.18
Weighted average number of shares	48		48				48		48

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (Loss)

(in millions)
(unaudited)

Guidance for the three months ending December 31, 2019
GAAP Net income (loss)	$(15)	-	$(5)
Share-based compensation	4	-	4
Amortization	4	-	4
Restructuring	2	-	2
Interest expense, net	4	-	4
Other	1	-	1
Non-GAAP Operating income (loss)	$—	-	$10

Note: Amounts may not calculate precisely due to rounding.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.